The PSS Group, Inc.

                              Financial Statements

                                December 31, 1997

                   (With Independent Auditors' Report Thereon)

 [Letterhead of KPMG Peat Marwick LLP]



                          Independent Auditors' Report


The Stockholder of The PSS Group, Inc.

We have audited the accompanying balance sheet of The PSS Group, Inc. (the "Company") as of December 31, 1997, and the related statement of operations and retained earnings (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The PSS Group, Inc. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP


McLean, Virginia
April 10, 1998

                               The PSS Group, Inc.
                                  Balance Sheet
                                December 31, 1997

                                             Assets:

Current assets
Cash                                                          $   148,385
Accounts receivable, net of allowance for
       doubtful accounts of $230,061                              799,789
Prepaid expenses and other current assets                           7,240

                                                               ------------
            Total current assets                                  955,414

Property and equipment, net                                        44,468
Other assets                                                       70,000
                                                               ------------

       Total Assets                                           $ 1,069,882
                                                               ============

                      Liabilities and Stockholder's Deficit

Current liabilities:
Line of credit                                                $   805,822
Accounts payable                                                  172,164
Current portion of long-term debt                                  14,216
Accrued payroll                                                   160,470
Accrued expenses                                                    3,212
Due to stockholder                                                 15,293
                                                               ----------
       Total current liabilities                                1,171,177

Long-term debt, net of current portion                             43,819

                                                               ----------
       Total Liabilities                                        1,214,996
                                                               ----------

Stockholder's deficit
Common stock, $1 par value
       100 shares authorized,
       issued and outstanding                                         100
Paid in capital                                                    53,584
Retained deficit                                                 (198,798)
                                                               ----------

       Total Stockholder's deficit                               (145,114)
                                                               ----------

       Commitments and contingencies

Total Liabilities and Stockholder's Deficit                   $ 1,069,882
                                                               ==========


                 See accompanying notes to financial statements

                               The PSS Group, Inc.
             Statement of Operations and Retained Earnings (Deficit)
                          Year Ended December 31, 1997

Revenues                                           $5,213,684

Cost of revenues                                    4,048,474
                                                    ---------

        Gross profit                                1,165,210

Selling, general & administrative expenses          1,606,691
                                                    ---------

        Operating loss                               (441,481)

Other expenses                                        (63,918)
                                                    ---------

        Net loss                                   $ (505,399)


Beginning retained earnings                           306,601

                                                    =========
Ending retained deficit                            $ (198,798)
                                                    =========


                 See accompanying notes to financial statements

                               The PSS Group, Inc.
                             Statement of Cash Flows
                          Year Ended December 31, 1997

Operating activities:
     Net loss                                                $(505,399)
     Adjustments to reconcile net loss to
       net cash used in operations:
          Depreciation and amortization                         20,373
          Write-off of investments                              13,313
          Change in assets and liabilities:
              Accounts receivable                               26,708
              Prepaid expenses and other current assets         (1,440)
              Other assets                                     (60,000)
              Accounts payable                                 108,187
              Accrued payroll                                   85,340
              Accrued expenses                                   1,866
                                                              --------
                   Net cash used in operating activities      (311,052)
                                                              --------

Investing activities:
          Capital expenditures                                 (32,349)
                                                              --------
                   Net cash used in investing activities       (32,349)
                                                              --------

Financing activities:
          Net borrowings under line of credit facility         455,822
          Principal payments on long term debt                 (13,958)
          Proceeds from note to stockholder                    110,000
          Advances to stockholder                             (109,727)
                                                              --------
                   Net cash provided by financing activities   442,137
                                                              --------

                   Increase in cash                             98,736

     Cash - beginning of the year                               49,649
                                                              --------

     Cash - end of the year                                  $ 148,385
                                                              ========

Supplemental information:
     Cash paid during the period for:
              Interest                                       $  57,498
                                                              ========


                 See accompanying notes to financial statements

                               The PSS Group, Inc.
                          Notes to Financial Statements
                                December 31, 1997



(1)      The Business:
         The PSS Group, Inc. ("PSS" or the "Company"), a wholly owned subsidiary of Preferred Staffing Solutions ("Preferred"), was incorporated under the laws of the Commonwealth of Virginia in 1997. Prior to its incorporation, the Company operated as a division of Preferred, a Subchapter S corporation formed in 1991. Since 1991, the Company has been a provider of personnel consulting services that help organizations obtain access to individuals with Information Technology ("IT") technical talent for staffing needs on a temporary (contract), temporary to permanent or permanent basis in the Washington D.C. metropolitan area.

(2)      Summary of Significant Accounting Policies:

         Revenue Recognition:
         The majority of the Company's revenue is generated from temporary staffing services contracts. The revenue under these contracts is recognized when the services are provided to the customer and the related costs are incurred. Revenues for the placement of individuals as permanent additions to the customer's staff (permanent placements) are recognized upon achieving a satisfactory placement under the contract.

         Property and Equipment:
         Property and equipment is recorded at cost. Depreciation and amortization is provided for using an accelerated method over the estimated useful lives of the underlying assets which range from 6 to 10 years.

         Use of Estimates:
         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         Income Taxes:
         The Company has elected Subchapter S corporation status as defined by the Internal Revenue Code. Accordingly, the financial statements do not include a provision for federal or state income taxes. The responsibility of income taxes is passed on to the stockholder of the Company.

(3)      Property and Equipment:
         Property and Equipment at December 31, 1997 is comprised of the following:

                    Office furniture                     $ 17,049
                    Computer equipment                     74,569
                                                          -------
                                                           91,618

                    Less: accumulated depreciation        (47,151)
                                                          -------

                        Property and equipment, net      $ 44,468
                                                          =======

         Depreciation expense for 1997 was $20,373.

(4)       Line of Credit:
         The Company has a line of credit agreement with a bank which expires on April 30, 1998, and which provides for borrowings under the line of credit not to exceed the greater of $1 million or 80% of the eligible accounts receivable, as defined in the agreement. Outstanding borrowings under the line of credit bear interest at the Bank's prime rate (8.5% at December 31, 1997) plus 1.0%. The Company had outstanding advances under this line of credit of $805,822 at December 31, 1997.

(5)       Long - Term Debt:
         Long-term debt consists of a bank promissory note due in monthly installments of $1,601, including interest at 9.5% per annum and matures in August 2001. The note is secured by a lien on the Company's assets and is personally guaranteed by the Company's stockholder. As of December 31, 1997, the balance due under the promissory note was as follows:

                  Total long-term debt                           $58,035
                  Less: current portion                           14,216
                                                                  ------
                        Long term debt, net of current portion   $43,819
                                                                  ======

         Future minimum payments required under this note agreement are as follows:

                       1998                                     $19,215
                       1999                                      19,215
                       2000                                      19,215
                       2001                                      12,809
                                                                 ------
                                                                 70,454

                       Less: amounts representing interest       12,419
                                                                 ------

                       Present value of note payments           $58,035
                                                                 ======

(6)      Amounts due to Stockholder:
         As of December 31, 1997, the Company owed its stockholder $15,293. This amount is the cumulative net result of $200,000 advanced by the Stockholder to the Company and $184,707 in advances made by the Company to the Stockholder. Amounts due to (from) Stockholder bear interest at 9% per annum and are payable on demand.

(7)      Commitments:
         During 1997, the Company leased approximately 3,200 square feet of office space under a non-cancelable operating lease to house the Company's operations. The Company's monthly payments under this lease during 1997 were approximately $4,700.

         In December 1997, the Company signed a lease for approximately 7,300 square feet of office space to serve as the Company's new headquarters. This new lease provides for initial monthly payments of $13,968 and provides for a 3% annual increase in the base rent . As of December 31, 1997, the Company had made a security deposit of $60,000 in conjunction with the new lease premises.

         Future minimum lease payments as of December 31, 1997, under the Company's office facilities, equipment, and automobile operating leases are as follows:

                  Year ending December 31:
                               1998             $169,182
                               1999              190,931
                               2000              177,661
                               2001              182,278
                               2002              187,692
                                                --------
                            Thereafter            31,444
                                                --------

                  Total minimum lease payments  $939,188
                                                ========

         Total rent expense for 1997 was approximately $95,000.

(8)      401(k) Retirement Plan:
         In 1997, the Company established a 401(k) retirement plan (the "Plan") for employees who meet the eligibility requirements as outlined in the Plan. Participants to the Plan make voluntary tax deferred contributions to the Plan. The Company does not make contributions to match the participants contributions but has the ability to make discretionary contributions to the Plan. During 1997, the Company made no discretionary contributions to the Plan.

(9)      Subsequent Event
         On January 30, 1998, the Company was purchased by The Netplex Group, Inc. ("Netplex"), a McLean VA based provider of IT services and solutions that help businesses build, manage and protect networked information systems. Netplex paid $300,000 at closing and on or before January 15, 1999, will pay $300,000 in cash or 200,000 shares of its common stock or any combination thereof, at Preferred's option. The agreement also provides that Preferred will receive additional consideration (the "Earn Out") if PSS meets certain operating targets for its fiscal years ended December 31, 1998, 1999 and 2000. Such Earn Out will be paid in cash or Netplex's common stock , or any combination thereof, at Netplex's option. If Netplex elects to pay the Earn Out in common stock, the value of the common stock will be based on the average closing price of Netplex's common stock for the last quarter of the year in which the payment is made.